Buffalo Discovery Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares or Face Amount		Fair Value
	COMMON STOCKS - 94.38%
	Communication Services - 3.75%
	Entertainment - 2.39%
303,521	Live Nation Entertainment, Inc. (a)	$21,692,646
174,719	Take-Two Interactive Software, Inc. (a)	21,390,847
		43,083,493
	Interactive Media & Services - 1.36%
97,922	IAC/InterActiveCorp (a)	24,393,349
	Total Communication Services (Cost $55,725,683)	67,476,842

	Consumer Discretionary - 10.66%
	Distributors - 0.85%
429,449	LKQ Corp. (a)	15,331,329

	Diversified Consumer Services - 0.86%
400,216	ServiceMaster Global Holdings, Inc. (a)	15,472,351

	Hotels, Restaurants & Leisure - 2.81%
482,329	Carnival Corp. (b)	24,516,783
108,414	Vail Resorts, Inc.	26,000,930
		50,517,713
	Household Durables - 1.00%
184,355	Garmin Ltd. (b)	17,985,674

	Internet & Direct Marketing Retail - 2.12%
413,574	Etsy, Inc. (a)	18,321,328
(error)	Expedia Group, Inc.	19,901,869
		38,223,197
	Specialty Retail - 1.15%
235,759	CarMax, Inc. (a)	20,668,992

	Textiles, Apparel & Luxury Goods - 1.87%
218,215	Columbia Sportswear Co.	21,862,961
118,487	VF Corp.	11,808,414
		33,671,375
	Total Consumer Discretionary (Cost $175,985,466)	191,870,631

	Consumer Staples - 1.00%
	Household Products - 1.00%
256,333	Church & Dwight Co, Inc.	18,030,463

	Total Consumer Staples (Cost $19,995,169)	18,030,463

	Energy - 0.82%
	Energy Equipment & Services - 0.82%
692,394	TechnipFMC plc (b)	14,844,927
	Total Energy (Cost $14,007,249)	14,844,927

	Financials - 9.89%
	Capital Markets - 7.13%
182,996	Cboe Global Markets, Inc.	21,959,520
83,526	Moody's Corp.	19,829,908
104,592	MSCI, Inc.	27,003,563
277,849	Nasdaq, Inc.	29,757,628
387,652	Tradeweb Markets, Inc. - Class A	17,967,670
		116,518,289
	Diversified Financial Services - 1.55%
152,217	Global Payments Inc.	27,788,735

	Insurance - 1.21%
229,269	Arthur J. Gallagher & Co.	21,833,287
	Total Financials (Cost $130,401,189)	166,140,311

	Health Care - 18.15%
	Aerospace & Defense - 1.12%
53,591	Teleflex, Inc.	20,173,796

	Biotechnology - 2.25%
248,377	Exact Sciences Corp. (a)	22,969,905
201,193	Incyte Corp. (a)	17,568,173
		40,538,078
	Health Care Equipment & Supplies - 9.23%
149,889	ABIOMED, Inc. (a)	25,569,564
97,814	Align Technology, Inc. (a)	27,294,019
99,999	The Cooper Companies, Inc.	32,128,679
104,515	DexCom, Inc. (a)	22,861,611
96,812	IDEXX Laboratories, Inc. (a)	25,280,518
60,521	ResMed, Inc.	9,378,939
165,632	Varian Medical Systems, Inc. (a)	23,521,400
		166,034,730
	Life Sciences Tools & Services - 5.55%
281,003	Agilent Technologies, Inc.	23,972,366
123,475	Bio-Techne Corp.	27,103,997
70,227	Illumina, Inc. (a)	23,297,105
230,130	PRA Health Sciences, Inc. (a)	25,578,950
		99,952,418
	Total Health Care (Cost $279,078,903)	326,699,022

	Industrials - 19.21%
	Aerospace & Defense - 2.18%
97,275	HEICO Corp.	8,709,031
118,578	Hexcel Corp.	8,692,953
64,238	L3Harris Technologies, Inc.	12,710,773
26,391	Teledyne Technologies, Inc. (a)	9,145,537
		39,258,294
	Building Products - 1.15%
433,018	Masco Corp.	20,780,534

	Commercial Services & Supplies - 2.98%
207,144	Copart, Inc. (a)	18,837,676
449,356	IAA Inc. (a)	21,146,693
151,776	Republic Services, Inc.	13,603,683
		53,588,052
	Electrical Equipment - 3.54%
232,372	AMETEK, Inc.	23,176,783
240,543	Generac Holdings, Inc. (a)	24,196,221
		47,373,004
	Machinery - 1.72%
53,688	IDEX Corp.	9,234,336
80,394	Rockwell Automation, Inc.	16,293,452
275,841	Xylem, Inc.	21,733,512
		47,261,300
	Professional Services - 5.34%
37,957	CoStar Group, Inc. (a)	22,709,673
393,445	IHS Markit Ltd. (a)(b)	29,646,081
31,412	MarketAxess Holdings, Inc.	11,908,603
266,839	TransUnion	22,844,087
140,724	Verisk Analytics, Inc.	21,015,722
		108,124,166
	Road & Rail - 1.25%
146,643	Kansas City Southern	22,459,842

	Trading Companies & Distributors - 1.05%
514,055	Fastenal Co.	18,994,332
	Total Industrials (Cost $253,300,164)	357,839,524

	Information Technology - 28.15%
	Communications Equipment - 1.77%
117,198	F5 Networks, Inc. (a)	16,366,701
194,967	Lumentum Holdings, Inc. (a)	15,460,883
		31,827,584
	Electronic Equipment, Instruments & Components - 1.92%
213,930	Keysight Technologies, Inc. (a)	21,955,636
302,261	Trimble, Inc. (a)	12,601,261
		34,556,897
	IT Services - 8.68%
188,560	Akamai Technologies, Inc. (a)	16,287,813
205,923	Broadridge Financial Solutions, Inc.	25,439,727
95,522	EPAM Systems, Inc. (a)	20,265,948
120,154	Euronet Worldwide, Inc. (a)	18,931,464
165,761	Fiserv, Inc. (a)	19,166,944
73,939	FleetCor Technologies, Inc. (a)	21,273,729
136,746	Square, Inc. (a)	8,554,830
125,473	WEX Inc. (a)	26,281,575
		156,202,030
	Semiconductors & Semiconductor Equipment - 4.45%
142,445	Analog Devices, Inc.	16,928,164
53,387	KLA-Tencor Corporation	9,511,962
68,718	Lam Research Corporation	20,093,143
174,731	Microchip Technology, Inc.	18,297,830
139,481	MKS Instruments, Inc.	15,344,305
		80,175,404
	Software - 11.33%
418,199	8x8, Inc. (a)	7,653,042
211,133	ACI Worldwide, Inc. (a)	7,998,774
144,751	Aspen Technology, Inc. (a)	17,504,738
166,263	Guidewire Software, Inc. (a)	18,250,689
108,517	Palo Alto Networks, Inc. (a)	25,094,556
150,587	Proofpoint, Inc. (a)	17,284,376
305,325	RealPage, Inc. (a)	16,411,219
66,355	ServiceNow, Inc. (a)	18,733,344
132,107	Splunk, Inc. (a)	19,785,665
126,930	Synopsys, Inc. (a)	17,668,656
57,279	Tyler Technologies, Inc. (a)	17,184,846
134,666	VMware, Inc. - Class A	20,440,952
		204,010,857
	Total Information Technology (Cost $418,422,255)	506,772,772

	Materials - 2.75%
	Chemicals - 1.54%
232,963	FMC Corp.	23,254,366
33,741	International Flavors & Fragrances Inc.	4,353,264
		27,607,630
	Construction Materials - 1.21%
78,028	Martin Marietta Materials, Inc.	21,819,750
	Total Materials (Cost $45,192,951)	49,427,380

	TOTAL COMMON STOCKS (Cost $1,392,109,029)	1,699,101,872

	REITS - 1.74%
	Real Estate - 1.74%
	Equity Real Estate Investment Trusts (REITs) - 1.74%
123,126	Crown Castle International Corp.	17,502,361
23,868	Equinix Inc.	13,931,751
	Total Real Estate (Cost $16,859,471)	31,434,112

	TOTAL REITS (Cost $16,859,471)	31,434,112

	SHORT TERM INVESTMENTS - 7.27%
	Investment Company - 7.27%
130,815,768	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.47% (c)	130,815,768
	Total Investment Company	130,815,768

	TOTAL SHORT TERM INVESTMENTS (Cost $130,815,768)	130,815,768

	Total Investments (Cost ($1,539,784,268) - 103.39%	1,861,351,752
	Liabilities in Excess of Other Assets - (3.39)%	(61,001,717)
	TOTAL NET ASSETS - 100.00%	$1,800,350,035

plc — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $86,993,465 (4.83% of net assets) at December 31, 2019.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2019.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of this Schedule of Investments.

INVESTMENT VALUATION (Unaudited)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2019, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2019

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2019. These assets are measured on a recurring basis.

Buffalo High Yield Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,699,101,872	-	-	$1,699,101,872
REITs	31,434,112	-	-	31,434,112
Short Term Investment	130,815,768	-	-	130,815,768
Total*	$1,861,351,752	$-	$-	$1,861,351,752

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2019.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2019. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2019.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.